UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - August 13, 2002

(Date of earliest event reported)

KOHL’S CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

N56 W17000 Ridgewood Drive, Menomonee Falls, Wisconsin 53051

(Address of principal executive offices)

(262) 703-7000

(Registrant’s telephone number, including area code)

__________________________________________________________________________

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are incorporated herein:

Exhibit No.	Exhibit
99.1	Sworn Statement of R. Lawrence Montgomery
99.2	Sworn Statement of Patricia Johnson

ITEM 9. REGULATION FD DISCLOSURE

On August 13, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, Kohl’s Corporation delivered to the Securities and Exchange Commission sworn statements of R. Lawrence Montgomery, Kohl’s Corporation’s principal executive officer, and Patricia Johnson, Kohl’s principal financial officer, both in the form specified by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOHL’S CORPORATION

(Registrant)

By:    /s/  Arlene Meier

Name: Arlene Meier

Title: Chief Operating Officer

Dated: August 13, 2002

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Sworn Statement of R. Lawrence Montgomery
99.2	Sworn Statement of Patricia Johnson